Exhibit 99.1
Risk Factors

AK Steel cautions readers that its business activities involve risks and uncertainties that could cause actual results to differ materially from those currently expected by the Company.  The most significant of those risks are:

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Risk of reduced selling prices and shipments associated with a cyclical industry and weakened economy. Historically, the steel industry has been a cyclical industry. The recovery from the dramatic downturn in the domestic and global economies which began in the fall of 2008 has been slow and uneven across various industries and sectors. The lingering effects of the recession continue to adversely affect demand for AK Steel's products.  Although pricing and shipments have improved compared to the severe recessionary conditions of 2009, sales have not yet returned to pre-2009 levels. This continued weakness in market conditions has been worsened by an increase in supply to some of the markets served by AK Steel. These conditions may adversely impact AK Steel's efforts to negotiate higher prices with its contract customers, particularly with respect to electrical steel. At this time, it is impossible to determine when or if the domestic and/or global economies will return to pre-recession levels. Thus there is a risk of continued adverse impact on demand for AK Steel's products, the prices for those products, and AK Steel's sales and shipments of those products as a result of the ongoing weakness in the economy. In addition, global economic conditions remain fragile and the possibility remains that the domestic or global economies, or certain industry sectors of those economies that are key to AK Steel's sales, may not recover as quickly as anticipated, or could deteriorate, which likely would result in a corresponding fall in demand for AK Steel's products and negatively impact AK Steel's business, financial results and cash flows.

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Risk of changes in the cost of raw materials and energy.  The price which AK Steel pays for energy and key raw materials, such as iron ore, coal and scrap, can fluctuate significantly based on market factors. The prices at which AK Steel sells steel will not necessarily change in tandem with changes in its raw material and energy costs. A portion of AK Steel's shipments are in the spot market, and pricing for these products fluctuates based on prevailing market conditions.  The remainder of AK Steel's shipments are pursuant to contracts typically having durations of six months or more.  A portion of those contracts contain fixed prices that do not allow AK Steel to pass through changes in the event of increases or decreases in raw material and energy costs. However, a significant majority of AK Steel's shipments to contract customers are pursuant to contracts with variable-pricing mechanisms that allow AK Steel to adjust the price or to impose a surcharge based upon changes in certain raw material and energy costs. Those adjustments, however, do not always reflect all of AK Steel's underlying raw material and energy cost changes. The scope of the adjustment may be limited by the terms of the negotiated language or by the timing of when the adjustment is effective relative to a cost increase.  For shipments made to the spot market, market conditions or timing of sales may not allow AK Steel to recover the full amount of an increase in raw material or energy costs. As a result of the factors set forth above with respect to spot market sales and contract sales, AK Steel is not always able to recover though the price of its steel the full amount of cost increases associated with its purchase of energy or key raw materials. In such circumstances a significant increase in raw material or energy costs likely would adversely impact AK Steel's financial results and cash flows. The impact of this risk is particularly significant with respect to iron ore because of the volume used by AK Steel's operations and the associated costs. The exposure of the Company to the risk of price increases with respect to iron ore and coal has been reduced by virtue of its recent investments in an iron ore joint venture and in the acquisition of coal reserves. These investments are expected over time to enable the Company to acquire approximately one half of its annual iron ore and coal needs at prices that are less exposed to market fluctuations and which are below current market prices, but there is a risk that the volume of iron ore and coal acquired by the Company through these investments will be less than that. To the extent that the Company must acquire its iron ore and coal at market prices, the overall trend of these prices remains high in comparison to historical prices. Going forward, cost increases could be significant again with respect to iron ore and coal, as well as certain other raw materials, such as scrap. The impact of significant fluctuations in the price AK Steel pays for its raw materials can be exacerbated by AK Steel's “last in, first out” (“LIFO”) method for valuing inventories when there are significant changes in the cost of raw materials or energy or in AK Steel's raw material inventory levels as well as AK Steel's finished and semi-finished inventory levels. The impact of LIFO accounting may be particularly significant with respect to period-to-period comparisons.

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Risk of severe financial hardship or bankruptcy of one or more of the Company's major customers.   Many, if not most, of the Company's customers have shared the financial and operational challenges faced by the Company during the severe recession that began in late 2008 and the measured and uneven economic domestic and global recovery that has followed.  For example, with respect to the Company's customers in the automotive industry, although total light vehicle sales in the United States rose in 2011 as compared to 2010, the domestic automotive industry continues to experience significantly reduced light vehicle sales compared to recent historical levels.  In the event of a significant weakening of economic conditions, whether as a result of secular or cyclical issues, it could lead to financial difficulties or even bankruptcy filings by customers of AK Steel. AK Steel could be adversely impacted by such financial hardships or bankruptcies. The nature of that impact most likely would be lost sales or losses associated with the potential inability to collect all outstanding accounts receivables. Such an event could negatively impact AK Steel's financial results and cash flows.

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Risk of reduced demand in key product markets. Although significantly reduced from prior years, the automotive and housing markets remain important elements of AK Steel's business. Though conditions have improved since the severe economic downturn that started in the fall of 2008, particularly with respect to the automotive market, both markets continue to be significantly depressed compared to pre-recession levels. If demand from one or more of AK Steel's major automotive customers were to be reduced significantly as a result of a renewed severe economic downturn or other causes, it likely would negatively affect AK Steel's sales, financial results and cash flows. Similarly, if demand for AK Steel's products sold to the housing market were to be further reduced significantly, it could negatively affect AK Steel's sales, financial results and cash flows.

•	Risk of increased global steel production and imports. Actions by AK Steel's foreign or domestic competitors to increase production in and/or exports to the United States could result in an increased supply of steel in the United States, which could result in lower prices for and shipments of AK Steel's products and negatively impact AK Steel's sales, financial results and cash flows. In fact, significant planned increases in production capacity in the United States have been announced, and in some cases completed, by competitors of AK Steel and new steelmaking and finishing facilities have begun production. In addition, foreign competitors, especially those in China, have substantially increased their production capacity in the last few years, while others have seemingly targeted the U.S. market for imports of certain higher value products, including electrical steels. These and other factors have contributed to a high level of imports of foreign steel into the United States in recent years and create a risk of even greater levels of imports, depending upon foreign market and economic conditions, the value of the U.S. dollar relative to other currencies, and other such variables beyond AK Steel's control. A significant increase in foreign imports would adversely affect AK Steel's sales, financial results and cash flows.

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Risk of excess inventory of raw materials. AK Steel has certain raw material supply contracts, particularly with respect to iron ore, which have terms providing for minimum annual purchases, subject to exceptions for force majeure and other circumstances. If AK Steel's need for a particular raw material is reduced for an extended period significantly below what was projected at the time the applicable contract was entered into, or what was projected at the time an annual nomination was made under that contract, AK Steel could be required to purchase quantities of raw materials, particularly iron ore, which exceed its anticipated annual needs. If that circumstance were to occur, and if AK Steel were not successful in reaching agreement with a particular raw material supplier to reduce the quantity of raw materials it purchases from that supplier, then AK Steel would likely be required to purchase more of a particular raw material in a given year than it needs, negatively impacting its financial results and cash flows. The impact on financial results could be exacerbated by AK Steel's LIFO method for valuing inventories, which could be affected by changes in AK Steel's raw material inventory levels, as well as AK Steel's finished and semi-finished inventory levels. The impact of LIFO accounting may be particularly significant with respect to period-to-period comparisons.

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Risk of supply chain disruptions or poor quality of raw materials. The Company's sales, financial results and cash flows could be adversely impacted by transportation, raw material or energy supply disruptions, or poor quality of raw materials, particularly scrap, coal, coke, iron ore, alloys and purchased carbon slabs. Such disruptions or quality issues, whether the result of severe financial hardships or bankruptcies of suppliers, natural disasters or other adverse weather events, or other unforeseen circumstances or events, could reduce production or increase costs at one or more of AK Steel's plants.

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Risk associated with production disruption or reduced production levels. Under normal business conditions, AK Steel operates its facilities at production levels at or near capacity. High levels of production are important to AK Steel's financial results because they enable AK Steel to spread its fixed costs over a greater number of tons. Production disruptions could be caused by the idling of facilities due to reduced demand, such as resulting from the recent economic downturn. Such production disruptions also could be caused by unanticipated plant outages or equipment failures, particularly under circumstances where AK Steel lacks adequate redundant facilities, such as with respect to its hot mill. In addition, the occurrence of natural disasters, adverse weather conditions, or similar events or circumstances could significantly disrupt AK Steel's operations, negatively impact the operations of other companies or contractors AK Steel depends upon in its operations, or adversely affect customers or markets to which AK Steel sells its products. Any such significant disruptions or reduced levels of production would adversely affect AK Steel's sales, financial results and cash flows.

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Risk associated with AK Steel's healthcare obligations. AK Steel provides healthcare coverage to its active employees and to a significant portion of its retirees, as well as to certain members of their families. AK Steel is self-insured with respect to substantially all of its healthcare coverage. While AK Steel has substantially mitigated its exposure to rising healthcare costs through cost sharing, healthcare cost caps and the establishment of Voluntary Employee Benefit Associations, the cost of providing such healthcare coverage may be greater on a relative basis for AK Steel than for other steel companies against whom AK Steel competes because such competitors either provide a lesser level of benefits, require that their participants pay more for the benefits they receive, or do not provide coverage to as broad a group of participants (e.g., they do not provide retiree healthcare benefits). In addition, existing or new federal healthcare legislation could adversely affect AK Steel's financial condition through increased costs in the future.

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Risk associated with AK Steel's pension obligations. AK Steel's pension trust is currently underfunded to meet its long-term obligations, primarily as a result of below-expectation investment returns in the early years of the prior decade, as well as the dramatic decline in the financial markets that began in late 2008. The extent of underfunding is directly affected by changes in interest rates and asset returns in the securities markets. It also is affected by the rate and age of employee retirements, along with other actuarial experiences compared to projections. These items affect pension plan assets and the calculation of pension and other postretirement benefit obligations and expenses. Such changes could increase the cost to AK Steel of those obligations, which could have a material adverse effect on AK Steel's results and its ability to meet those obligations. In addition, changes in the law, rules, or governmental regulations with respect to pension funding could also materially and adversely affect the cash flow of AK Steel and its ability to meet its pension and other benefit obligations. In addition, under the method of accounting used by AK Steel with respect to its pension and other postretirement obligations, AK Steel is required to recognize into its results of operations, as a non-cash “corridor” adjustment, any unrecognized actuarial net gains or losses that exceed 10% of the larger of projected benefit obligations or plan assets. A corridor adjustment, if required after a re-measurement of AK Steel's pension obligations, historically has been recorded in the fourth quarter of the fiscal year. In past years, corridor adjustments have had a significant negative impact on AK Steel's financial statements in the year in which a charge was recorded (though the immediate recognition of the charge in that year has the beneficial effect of reducing its impact on future years).

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Risk of not reaching new labor agreements on a timely basis.  Most of AK Steel's hourly employees are represented by various labor unions and are covered by collective bargaining agreements with expiration dates between May 2012 and September 2014. Two of those labor contracts expire in 2012. The labor contract with the United Auto Workers Local 4104, which represents approximately 180 hourly employees at the Company's Zanesville Works located in Zanesville, Ohio, expires on May 20, 2012. The labor agreement with the United Auto Workers Local 3303, which represents approximately 1,280 hourly employees at the Company's Butler Works located in Butler, Pennsylvania, expires on September 30, 2012.  The Company intends to negotiate with these unions in 2012 to reach new, competitive labor agreements in advance of the current respective expiration dates.  The Company cannot predict at this time, however, when new, competitive labor agreements with the unions at the Zanesville Works and Butler Works will be reached or what the impact of such agreements on the Company's operating costs, operating income and cash flow will be. There is the potential of a work stoppage at these locations in 2012 as their respective collective bargaining agreements expire if the Company and the unions cannot reach a timely agreement in contract negotiations.  If there were to be a work stoppage, it could have a material impact on the Company's operations, financial results and cash flows. To the extent that the Company has labor contracts with unions at other locations which expire after 2012, a similar risk applies.

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Risk associated with major litigation, arbitrations, environmental issues and other contingencies. AK Steel has described several significant legal and environmental proceedings in Note 9 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report Form 10-K for the year ended December 31, 2010, as updated in its subsequently filed Quarterly Reports on Form 10-Q. An adverse result in one or more of those proceedings could negatively impact AK Steel's financial results and cash flows.

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Risk associated with environmental compliance. Due to the nature and extent of environmental issues affecting AK Steel's operations and obligations, changes in application or scope of environmental regulations applicable to AK Steel could have a significant adverse impact. For example, in 2010 the United States Environmental Protection Agency (“EPA”) revised the National Ambient Air Quality Standards (“NAAQS”) for nitrogen oxide, sulfur dioxide and lead and is in the process of revising the NAAQS for certain other matters. Among other things, these new standards effectively mandate states to use emissions modeling rather than monitoring data in making sulfur dioxide recommendations to the EPA on which areas are in or out of attainment with the standard. Although a variety of parties are seeking changes to these new standards, including the mandate to use modeling, if they remain in place, it could require the Company to make significant capital expenditures to ensure compliance and could make it more difficult for the Company to obtain required permits in the future. Other adverse impacts could include, among others, costs for emission allowances, restriction of production, and higher prices for certain raw materials. These and other changes in the application or scope of environmental regulations applicable to AK Steel may adversely affect in a significant manner AK Steel's operations and financial results and cash flows.

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Risk associated with regulatory compliance and changes. AK Steel's business, and the business of its customers and suppliers, are subject to a wide variety of government oversight and regulation. The regulations promulgated or adopted by various government agencies, and the interpretations and application of such regulations, are dynamic and constantly evolving. To the extent new regulations arise, the application of existing regulations expands, or the interpretation of applicable regulations changes, AK Steel may incur additional costs for compliance, including capital expenditures. AK Steel may also be indirectly affected through regulatory changes impacting its customers or suppliers. Such changes could reduce the competitiveness or even the viability of AK Steel products to AK Steel customers or cause AK Steel suppliers to pass their increased costs of compliance through to AK Steel in the form of higher prices for their goods or services. For example, the United States Department of Energy (“DOE”) is expected to propose in February 2012 revised energy efficiency standards for certain types of electrical distribution transformers. The manufacturers of these transformers currently use significant quantities of electrical steel in the manufacturing process. Many of these transformer manufacturers are customers of AK Steel. There is a risk, however, that the DOE may change the efficiency standards for certain electrical distribution transformers in a way that could substantially reduce or even eliminate the competitiveness of electrical steel for use in such transformers. This would result in a decrease in AK Steel's sales of electrical steel and adversely affect its financial results and cash flows.

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Risk associated with climate change and greenhouse gas emission limitations. The United States has not ratified the 1997 Kyoto Protocol Treaty (the “Kyoto Protocol”) and AK Steel does not produce steel in a country that has ratified that treaty. Negotiations for a treaty that would succeed the Kyoto Protocol are ongoing and it is not known yet what the terms of that successor treaty ultimately will be or if the United States will ratify it. It is possible, however, that limitations on greenhouse gas emissions may be imposed in the United States at some point in the future through federally-enacted legislation or regulation. The EPA already has issued and/or proposed regulations addressing greenhouse gas emissions, including regulations which will require reporting of greenhouse gas emissions from large sources and suppliers in the United States. Legislation previously has been introduced in the United States Congress aimed at limiting carbon emissions from companies that conduct business that is carbon-intensive. Among other potential material items, such bills could include a proposed system of carbon emission credits issued to certain companies, similar to the European Union's existing “cap and trade” system. It is impossible at this time, however, to forecast what the final regulations and legislation, if any, will look like and the resulting effects on AK Steel. Depending upon the terms of any such regulations or legislation, however, AK Steel could suffer negative financial impact as a result of increased energy, environmental and other costs in order to comply with the limitations that would be imposed on greenhouse gas emissions. In addition, depending upon whether similar limitations are imposed globally, the regulations and/or legislation could negatively impact AK Steel's ability to compete with foreign steel companies situated in areas not subject to such limitations. Unless and until all of the terms of such regulation and legislation are known, however, AK Steel cannot reasonably or reliably estimate their impact on its financial condition, operating performance or ability to compete.

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Risk associated with financial, credit, capital and banking markets. In the ordinary course of business, AK Steel seeks to access competitive financial, credit, capital and/or banking markets. Currently, AK Steel believes it has adequate access to these markets to meet its reasonably anticipated business needs. AK Steel both provides and receives normal trade financing to and from its customers and suppliers. To the extent access to competitive financial, credit, capital and/or banking markets by AK Steel, or its customers or suppliers, is impaired, AK Steel's operations, financial results and cash flows could be adversely impacted.

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Risk associated with the value of AK Steel's net deferred tax assets.  U.S. internal revenue laws and regulations and similar state laws applicable to the Company and the rates at which it is taxed have a significant effect on its financial results.  For instance, the Company has recorded net deferred tax assets, including loss carryforwards and tax credit carryforwards, on its Consolidated Balance Sheets to reflect the economic benefit of tax positions that become deductible in future tax periods.  For more detail concerning the Company's net deferred tax assets, see the discussion in the Critical Accounting Policies section in Item 7 and in the Notes to the Consolidated Financial Statements in Item 8 of the Company's Annual Report Form 10-K for the year ended December 31, 2010, as updated in its subsequently filed Quarterly Reports on Form 10-Q.  Tax deductions associated with deferred tax assets are recognized at the tax rate that is expected when they will be taken.  Changes in tax laws or rates can materially affect the future deductible amounts related to deferred tax assets.  For example, a reduction in the tax rate would decrease the amount of tax benefit to be realized in the future and result in a charge to the income statement, which has the effect of reducing the Company's income at the time the tax rate change is enacted.   In addition, the Company has recognized deferred tax assets based on its ability to realize the assets, primarily through the generation of future taxable income. If future taxable income is less than the amounts that have been projected in determining the value of the deferred tax assets, then an increase in the tax valuation allowance could be required, which would necessitate a corresponding charge against income by AK Steel. Thus, changes in certain tax laws or a reduction in tax rates, though such changes may be beneficial in the long-run in the form of lower cash taxes, or a reduction in the value of the deferred tax assets because of lower than projected taxable income, could have a short-term material adverse effect on the Company's financial results and financial condition.

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Risk of lower quantities or quality of estimated coal reserves of AK Coal. AK Steel has based estimated reserve information of its wholly-owned subsidiary, AK Coal Resources, Inc. (“AK Coal”), on engineering, economic and geological data assembled and analyzed by third-party engineers and geologists, with review by and involvement of Company employees. There are numerous uncertainties inherent in estimating quantities and qualities of, and costs to mine, recoverable reserves, including many factors beyond AK Coal's control. Estimates of economically-recoverable coal reserves necessarily depend upon a number of variables and assumptions, such as geological and mining conditions that may not be fully identified by available exploration data or that may differ from experience in current operations, historical production from the area compared with production from other similar producing areas, the assumed effects of regulation and taxes by governmental agencies and assumptions concerning coal prices, operating costs, development costs and reclamation costs, all of which may vary considerably from actual results. As a result, actual coal tonnage recovered from AK Coal's properties and the related costs may vary materially from AK Steel's estimates. In addition, actual or alleged defects in title in or the boundaries of the property that AK Coal owns or its loss of any material leasehold interests could limit or eliminate its ability to mine these properties, which may reduce the estimated reserves controlled by AK Coal or result in significant unanticipated costs incurred in obtaining the property rights to mine such reserves.

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Risk of increased governmental regulation of mining activities. AK Steel's ability to realize fully the expected benefits from AK Coal and Magnetation LLC (the “Magnetation JV”), its joint venture with Magnetation, Inc., could be materially adversely affected by increased governmental regulation of mining and related activities, including difficulties or delays in or their failure to receive, maintain or modify environmental permits required for their operations. With respect to AK Coal, the coal mining industry is subject to numerous and extensive federal, state and local environmental laws and regulations, including laws and regulations pertaining to permitting and licensing requirements, air quality standards, plant and wildlife protection, reclamation and restoration of mining properties, the discharge of materials into the environment, the storage, treatment and disposal of wastes, surface subsidence from underground mining and the effects of mining on groundwater quality and availability. With respect to the Magnetation JV, although the construction and operation of its iron ore concentrate plants are considered environmentally friendly and require limited environmental permits, its construction and operation of a proposed iron ore pelletizing plant will be subject to most, if not all, of the federal, state and local environmental laws and regulations previously mentioned in regards to AK Coal. The costs, liabilities and requirements associated with these laws and regulations are significant and may increase the costs of, delay or even preclude the commencement or continuation of, AK Coal's mining activities and the Magnetation JV's proposed pellet plant operations.

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Risk of inability to hire or retain skilled labor and experienced manufacturing and mining managers. Modern steel-making and mining uses specialized techniques and advanced equipment and requires experienced managers and skilled laborers. The manufacturing and mining industries in the United States are in the midst of a shortage of experienced managers and skilled labor. This shortage is due in large part to demographic changes, as such laborers and managers are retiring at a faster rate than replacements are entering the workforce or achieving a comparable level of experience. If AK Steel or AK Coal is unable to hire or contract sufficient experienced managers and skilled laborers, there could be an adverse impact on the productivity of these operations and the ultimate benefits to AK Steel. For example, although AK Coal has hired a senior executive with substantial coal mining experience to oversee its operations, additional experienced managers and labor will be necessary, whether through hiring employees or through third party contractors, prior to commencing mining operations in earnest.